UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 27, 2014

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VOLCANO CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	000-52045	33-0928885
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3721 Valley Centre Drive, Suite 500 San Diego, California	92130
(Address of principal executive offices)	(Zip Code)
(800) 228-4728
(Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01	Entry Into a Material Definitive Agreement.

On May 27, 2014, Volcano Corporation, a Delaware corporation (“Volcano”), entered into an agreement and plan of merger (the “Merger Agreement”) with AtheroMed, Inc., a privately-held Delaware corporation (“AtheroMed”), whereby a wholly-owned merger subsidiary of Volcano will merge with and into AtheroMed (the “Merger”), with AtheroMed continuing as the surviving corporation and a wholly-owned subsidiary of Volcano. Pursuant to the Merger Agreement, Volcano will acquire AtheroMed for an up-front purchase price of $115.0 million in cash, subject to a working capital adjustment.
The Merger Agreement also provides for a potential post-closing cash milestone payment of $15.0 million upon FDA clearance of a premarket 510(k) notification for AtheroMed’s second generation Phoenix Atherectomy System on or before November 15, 2014 (the “Regulatory Milestone”). In addition, the Merger Agreement provides for potential post-closing cash milestone payments based on commercial sales of specified products of AtheroMed (“AtheroMed Products”), and any product combining any AtheroMed Product with one or more other product, in calendar years 2015, 2016 and 2017.
Volcano and AtheroMed have each agreed to customary representations and warranties and covenants, including, among other things, a covenant of AtheroMed to conduct its business and operations in the ordinary course between the date of the Merger Agreement and the closing of the Merger, and a covenant of each party to the Merger Agreement to use their respective commercially reasonable efforts to consummate the Merger. Under the Merger Agreement, Volcano will be indemnified for damages resulting from breaches of AtheroMed’s representations, warranties and covenants made in the Merger Agreement and certain other matters, subject to stated thresholds and other limitations. At the closing of the Merger, $11.5 million of the aggregate consideration otherwise payable at closing will be contributed to an escrow account to satisfy indemnification claims Volcano may have pursuant to the terms of the Merger Agreement, and if the Regulatory Milestone is achieved, $1.5 million of the milestone payment payable in connection therewith will be contributed to an escrow account to satisfy indemnification claims Volcano may have pursuant to the terms of the Merger Agreement. The escrow proceeds will be released 18 months following the closing of the Merger to the extent not used to make indemnification payments or to secure pending indemnity claims. In addition, Volcano may set off indemnification payments owed to Volcano under the Merger Agreement against a portion of any post-closing milestone payments that become payable by Volcano.
The closing of the Merger is subject to customary conditions, including, among others: (i) approval of the Merger Agreement by the required stockholders of AtheroMed; (ii) the delivery of certain agreements and documents to Volcano; (iii) no more than 5% of the outstanding shares of capital stock of AtheroMed being exercised or eligible to exercise appraisal rights and the holders of 95% of the shares of capital stock of AtheroMed entering into joinder agreements and (iv) the absence of a material adverse effect on AtheroMed. Volcano anticipates that the Merger will close during the current quarter ending June 30, 2014.
The Merger Agreement may be terminated by either Volcano or AtheroMed upon the occurrence of certain events, including if the closing has not occurred by August 25, 2014, provided such failure to close is not due to breach by the party seeking termination.

The foregoing description of the Merger Agreement is qualified in its entirety by the terms of the Merger Agreement, a copy of which will be filed as an exhibit to Volcano’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2014.

Item 8.01	Other Events

On May 27, 2014, Volcano issued a press release announcing the execution of the Merger Agreement. The press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release, dated May 27, 2014

Forward-Looking Statements

This report contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Any statements in this report that are not historical facts may be considered “forward-looking statements,” including: statements regarding the expected closing of the Merger; Volcano’s ability to satisfy any indemnification claims it may have out of the escrow or as a set-off to the milestone payments; the timing of the release of the escrow proceeds; statements regarding potential milestone payments that Volcano may be obligated to make in connection with the Merger; statements regarding Volcano’s manufacturing and commercialization objectives and timelines regarding AtheroMed products; statements regarding Volcano’s intention to seek regulatory approval to market the Phoenix System in combination with Volcano’s IVUS technology; statements regarding the peripheral artery disease market size, potential population and mortality; statements regarding the design, capabilities and advantages of the Phoenix System, both independently and in combination with Volcano’s IVUS (Intravascular Imaging), FFR (Fractional Flow Reserve) or SyncVision technologies; and statements regarding Volcano’s growth strategy and the ability of AtheroMed products to help Volcano achieve that strategy. Forward-looking statements are based on management’s current expectations and are subject to risks and uncertainties that may cause Volcano’s results to differ materially and adversely from the statements contained herein. Some of the potential risks and uncertainties that could cause actual results to differ include: the risk that the transaction described above is not completed on the timing anticipated, or at all; the risk that the benefits of the transaction described above are not realized; uncertainty in the process of obtaining regulatory approval or clearance for Volcano’s products or devices; disputes relating to indemnification claims; the effect of competitive factors and Volcano’s reactions to these factors; purchasing decisions with respect to Volcano’s products; the pace and extent of market adoption of Volcano’s products or devices; the success of Volcano’s growth strategies; risks associated with Volcano’s international operations; timing and achievement of product development milestones; the outcome of ongoing or future litigation; the impact and benefits of market development; Volcano’s ability to protect its intellectual property; dependence upon third parties; unexpected new data, safety and technical issues; market conditions; other risks inherent to medical device development and commercialization; and other risks inherent to transactions of a similar nature to the Merger. These and additional risks and uncertainties are more fully described in Volcano’s filings made with the Securities and Exchange Commission, including Volcano’s most recent quarterly report on Form 10-Q and other filings made with the Securities and Exchange Commission. Undue reliance should not be placed on forward-looking statements which speak only as of the date they are made. Volcano disclaims any obligation to update any forward-looking statements to reflect new information, events or circumstances after the date they are made, or to reflect the occurrence of unanticipated events.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOLCANO CORPORATION

By:	/ S / Darin Lippoldt
Darin Lippoldt Executive Vice President, General Counsel, Chief Compliance Officer and Secretary
Dated: May 27, 2014

Exhibit Index

Exhibit Number	Description

99.1	Press Release, dated May 27, 2014